UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

REVIVA PHARMACEUTICALS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38634	85-4306526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19925 Stevens Creek Blvd., Suite 100, Cupertino, CA		95014
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 501-8881

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVPH	Nasdaq Capital Market
Warrants to purchase one share of Common Stock	RVPHW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 4, 2023, Reviva Pharmaceuticals Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “October 2023 Form 8‑K”) (i) disclosing that on October 4, 2023, the Audit Committee of the Company’s Board of Directors appointed Moss Adams LLP as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023, with Moss Adams LLP’s engagement commencing with the audit of the Company’s financial statements for the fiscal year ending December 31, 2023; and (ii) confirming, consistent with the Company’s prior disclosure in its Current Report on Form 8-K filed on July 24, 2023 with the Securities and Exchange Commission (“SEC”), that Armanino LLP’s engagement and tenure as the Company’s independent registered public accounting firm would end upon completion of Armanino LLP’s review procedures on the unaudited financial statements of the Company for the third quarter of 2023 and the filing with the SEC of the Company’s Quarterly Report on Form 10-Q for such period.

Consistent with the transition in the Company’s auditors as described in the October 2023 Form 8-K, on November 14, 2023: (i) Armanino LLP’s engagement and tenure as the Company’s independent registered public accounting firm ended upon Armanino LLP’s completion of its review procedures on the Company’s unaudited financial statements for the third quarter of 2023 and the Company’s filing its Quarterly Report on Form 10-Q for such period; and (ii) Moss Adams LLP’s engagement as the Company’s new independent registered public accounting firm commenced and became effective.

This Amendment No. 1 to the October 2023 Form 8-K is being filed to disclose the specific date on which Armanino LLP’s engagement and tenure as the Company’s independent accountant ended and to update the disclosures required by Item 304(a) of Regulation S-K through that date.

Item 4.01. Changes in Registrant's Certifying Accountant.

As previously disclosed by the Company in its Current Report on Form 8-K filed with the SEC on July 24, 2023, the Company was informed on July 18, 2023 by Armanino LLP, the Company’s then-current independent registered public accounting firm, that Armanino LLP would decline to stand for re-appointment after completion of Armanino LLP’s review procedures on the unaudited financial statements of the Company as of and for the three and nine months ended September 30, 2023. Armanino LLP advised the Company that its decision not to stand for reappointment was due to Armanino LLP’s transition away from providing financial statement audit services to public companies. In light of Armanino LLP’s determination, the Audit Committee of the Company’s Board of Directors initiated a process to select a new accounting firm to serve as the Company’s independent registered public accountant.

As previously disclosed by the Company in the October 2023 Form 8-K, on October 4, 2023, the Audit Committee of the Company’s Board of Directors appointed Moss Adams LLP as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023, with Moss Adams LLP’s engagement commencing with the audit of the Company’s financial statements for the fiscal year ending December 31, 2023.

On November 14, 2023, Armanino LLP’s engagement and tenure as the Company’s independent registered public accounting firm ended upon Armanino LLP’s completion of its review procedures on the Company’s unaudited financial statements as of and for the three and nine months ending September 30, 2023 and the filing with the SEC of the Company’s Quarterly Report on Form 10-Q for such period. On November 14, 2023, Moss Adams LLP’s engagement as the Company’s new independent registered public accounting firm commenced and became effective.

During the Company’s two most recent fiscal years ended December 31, 2021 and 2022, and the subsequent interim period through the date of Moss Adams LLP’s engagement, neither the Company nor anyone acting on its behalf consulted with Moss Adams LLP regarding either of the following: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Moss Adams LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a “reportable event,” as described in Item 304(a)(1)(v) of Regulation S-K.

Armanino LLP’s audit reports on the Company's consolidated financial statements as of and for the years ended December 31, 2021 and 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the audit report for the fiscal year ended December 31, 2022 contained a “going concern” explanatory paragraph. During the years ended December 31, 2021 and 2022, and during the subsequent interim period through November 14, 2023, there were no (a) disagreements with Armanino LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Armanino LLP's satisfaction, would have caused Armanino LLP to make reference to the subject matter thereof in connection with its reports for such periods; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Armanino LLP with a copy of the disclosures it is making in this Current Report on Form 8-K/A and requested from Armanino LLP a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of Armanino LLP’s letter dated November 14, 2023 is attached as Exhibit 16.1 hereto.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

16.1	Letter of Armanino LLP to the Securities and Exchange Commission dated November 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVIVA PHARMACEUTICALS HOLDINGS, INC.

Date: November 14, 2023	By:	/s/ Narayan Prabhu
Narayan Prabhu
Chief Financial Officer